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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2004 (February 19, 2004)

AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8747	43-1304369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
920 Main Street Kansas City, Missouri		64105
(Address of principal executive offices)		Zip Code

Registrant's telephone number, including area code
 (816) 221-4000

Item 5.    Other Events.

        On February 19, 2004, AMC Entertainment Inc. issued a press release announcing the pricing of its 8% senior subordinated notes due 2014. The press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statement and Exhibits.

(c)
Exhibits.

99.1
February 19, 2004 Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.
Date: February 20, 2004	By:	/s/ CRAIG R. RAMSEY Craig R. Ramsey Executive Vice President and Chief Financial Officer

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  Item 5. Other Events.
  Item 7. Financial Statement and Exhibits.
SIGNATURES